UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2025

HCA Healthcare, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Plaza, Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

(615) 344-9551

(Registrant’s Telephone Number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	HCA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 27, 2025, HCA Healthcare, Inc. (the “Registrant”) issued a press release (the “Press Release”) announcing the commencement of its proposed public offering by HCA Inc. (the “Issuer”), a direct, wholly owned subsidiary of the Registrant, of senior unsecured notes (the “Offering”). The text of the Press Release is set forth as Exhibit 99.1 and is incorporated herein by reference.

On October 27, 2025, the Issuer provided notice of its election to redeem all $1.500 billion of its 5.875% senior notes due 2026 (the “Redeemed Notes”). The Redeemed Notes will be redeemed on November 26, 2025 (the “Redemption Date”), conditioned upon the receipt prior to the Redemption Date by the Issuer of the net proceeds from the Offering. The redemption of the Redeemed Notes is being made pursuant to a separately issued notice of redemption. This Current Report on Form 8-K does not constitute a notice of redemption of the Redeemed Notes.

Forward-Looking Statements

Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Registrant assumes no obligation to update the information included in this report. Such forward-looking statements include the expected use of proceeds from the offering. These statements often include words such as “may,” “believe,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “initiative” or “continue.” These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about the Registrant’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Registrant’s control. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance or occurrence of events and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, results may prove to be materially different from the expectations expressed or implied by such forward-looking statements. More information about potential risks and uncertainties that could affect the Registrant’s business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in the Annual Report on Form 10-K filed by the Registrant with the Securities and Exchange Commission on February 14, 2025 and its other filings with the Securities and Exchange Commission. Unless otherwise required by law, the Registrant also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit 99.1	Press Release, dated October 27, 2025

Exhibit 104	Cover Page Interactive Data File (embeded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HEALTHCARE, INC. (Registrant)

By:	/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary

Date: October 27, 2025